UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

WPCS INTERNATIONAL INCORPORATED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WPCS INTERNATIONAL INCORPORATED

521 Railroad Avenue

Suisun City, California 94585

Telephone: (707) 421-1300

August 14, 2015

Dear Stockholders:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of WPCS International Incorporated (the “Company”). The meeting will be held at 9:30 a.m., local time, on September 29, 2015, at the offices of K&L Gates LLP at 599 Lexington Avenue, 32nd Floor, New York, New York 10022. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the Annual Report on Form 10-K for the year ended April 30, 2015.

At this meeting you will be asked to consider the following proposals:

1. To elect the four director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2. To ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending April 30, 2016;

3. To consider and act upon a proposal to approve the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan and to re-approve Code Section 162(m) limits and criteria; and

4. To act on such other matters as may properly come before the meeting or any adjournment there.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on August 7, 2015, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at 521 Railroad Avenue, Suisun City, California 94585.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sebastian Giordano
Sebastian Giordano
Interim Chief Executive Officer

WPCS INTERNATIONAL INCORPORATED

521 Railroad Avenue

Suisun City, California 94585

Telephone: (707) 421-1300

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

The 2015 Annual Meeting of the stockholders of WPCS International Incorporated (the “Company”) will be held on Tuesday, September 29, 2015, at 9:30 a.m. local time at the offices of K&L Gates LLP at 599 Lexington Avenue, 32nd Floor, New York, New York 10022, for the purposes of:

1. Electing the four director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2. Ratifying the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending April 30, 2016;

3. To consider and act upon a proposal to approve the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan and to re-approve Code Section 162(m) limits and criteria; and

4. Acting on such other matters as may properly come before the meeting or any adjournment there.

Only stockholders of record at the close of business on August 7, 2015, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. The proxy materials will be furnished to stockholders on or about August 14, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 29, 2015:

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES. FOR YOUR CONVENIENCE, WE HAVE PROVIDED THREE EASY METHODS BY WHICH YOU CAN VOTE YOUR SHARES:

By Internet. Visit www.proxyvote.com and enter the control number located on your notice.

By Touch-Tone Telephone. Dial the toll-free number found on your notice and follow the simple instructions.

By Mail. Return your executed proxy in the enclosed postage paid envelope.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Sebastian Giordano
Sebastian Giordano
Interim Chief Executive Officer
August 14, 2015

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

WPCS INTERNATIONAL INCORPORATED

521 Railroad Avenue

Suisun City, California 94585

Telephone: (707) 421-1300

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, SEPTEMBER 29, 2015

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of WPCS International Incorporated (the “Company”), for use at the 2015 Annual Meeting of the Company’s stockholders to be held at 9:30 a.m., local time, on September 29, 2015, at the offices of K&L Gates LLP at 599 Lexington Avenue, 32nd Floor, New York, New York 10022, and any postponements or adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about August 14, 2015.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on August 7, 2015, will be entitled to receive notice of, attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Sebastian Giordano, our Interim Chief Executive Officer, and Charles Benton, one of our directors, or either one of them who acts, will vote:

•	FOR the election of the four director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	FOR ratification of the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending April 30, 2016;

•	FOR the approval of the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan and the Code Section 162(m) limits and criteria; and

•	According to their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment there.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of August 7, 2015, there were 2,308,649 shares of common stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of common stock held by them.

Thirty three and one-third percent (33.33%) of the outstanding shares, or 769,473 shares, present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, only the proposal to ratify the independent auditors at this meeting is considered a “routine” matter, and brokers are entitled to vote uninstructed shares only with respect to this proposal.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote;

•	The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the increase in authorized shares of common stock; and

•	For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of common stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of WPCS International Incorporated (sometimes referred to as the “Company,” “WPCS,” “we” or “us”) is soliciting your proxy to vote at the Annual Meeting of Stockholders. According to our records, you were a stockholder of the Company as of the end of business on August 7, 2015.

You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about August 14, 2015 to all stockholders of record on August 7, 2015 (the “Record Date”) entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the Annual Meeting; and

•	the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2015, as filed with the SEC on July 29, 2015.

What is the proxy card?

The proxy card enables you to appoint Sebastian Giordano, our Interim Chief Executive Officer, and Charles Benton, one of our directors, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

When and where is the Annual Meeting being held?

The Annual Meeting will be held on Tuesday, September 29, 2015 commencing at 9:30 a.m., local time, at the offices of K&L Gates LLP at 599 Lexington Avenue, 32nd Floor, New York, New York 10022.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card and our Annual Report on Form 10-K for the year ended April 30, 2014 are available at www.proxyvote.com.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on August 7, 2015 will be entitled to vote at the Annual Meeting. On this record date, there were 2,308,649 shares of common stock outstanding and entitled to vote.

The Annual Meeting will begin promptly at 9:30 a.m., local time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on August 7, 2015 your shares were registered directly in your name with WPCS’s transfer agent, Interwest Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on August 7, 2015, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

1. To elect the four director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2. To ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending April 30, 2016;

3. To consider and act upon a proposal to approve the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan and to re-approve Code Section 162(m) limits and criteria; and

4. To act on such other matters as may properly come before the meeting or any adjournment there.

The Board of Directors is not currently aware of any other business that will be brought before the Annual Meeting.

How do I vote?

You may vote “For” all the nominees to the Board of Directors, you may “Withhold” your vote for all nominees or you may vote “For” all nominees except for any nominee(s) you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record as of the Record Date, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at our principal executive offices, which are located at 521 Railroad Avenue, Suisun City, California 94585.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What is a quorum for purposes of conducting the Annual Meeting?

The presence, in person or by proxy, of the holders of thirty-three and one-third percent (33.33%) of the issued and outstanding common stock, or 771,085 shares, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each of the four (4) nominees for director, “FOR” the ratification of the appointment of Marcum LLP as our independent auditors for the fiscal year ending April 30, 2016, “FOR” the approval of the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan and “FOR” Re-Approval of the individual Award Limits and business criteria that can be used in establishing performance goals for performance -based awards granted under the plan for the purposes of Section 162(m) of the Code.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” each of the four (4) nominees to the Board of Directors, “FOR” the ratification of the appointment of Marcum LLP as our independent auditors for the fiscal year ending April 30, 2016, “FOR” the approval of the WPCS International Incorporated Amended and Restated 2014 Equity Incentive Plan and “FOR” Re-Approval of the individual Award Limits and business criteria that can be used in establishing performance goals for performance -based awards granted under the plan for the purposes of Section 162(m) of the Code.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will bear the cost of solicitation of proxies. Proxies may be solicited by mail or personally by our Directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another WPCS International Incorporated stockholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a timely written notice that you are revoking your proxy to the Company at 521 Railroad Avenue, Suisun City, California 94585, Attn: Chief Financial Officer; or

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are “broker non-votes”?

Broker “non-votes” are included for the purposes of determining whether a quorum of Voting Shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Our proposed amendments to the 2014 Equity Incentive Plan are considered to be “non-routine” matters and as a result, brokers or nominees cannot vote your shares on this proposal in the absence of your discretion.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Withhold” and “Against” votes, abstentions and broker non-votes. Abstentions will not have an effect on, or be counted towards the vote totals for, each of the other proposals. The ratification of the Company’s auditors is the only routine proposal on which the Company expects that brokers or other nominees will be entitled to vote without receiving instructions from the record holder of the applicable shares of common stock. Accordingly, no broker non-votes will result from these proposals. The other proposals may result in broker non-votes, however, these will have no effect on or be counted towards the vote totals for, such other proposals.

How many votes are needed to approve each proposal?

For the election of directors, each of the four (4) nominees receiving “For” votes at the meeting in person or by proxy will be elected. The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the reverse split and increase in authorized shares of common stock. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Annual Meeting in person or by proxy.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be discussed in a Form 8-K filed after the Annual Meeting.

Who can help answer my questions?

If you need assistance with voting or have questions regarding the Annual Meeting, please contact:

Broadridge

51 Mercedes Way

Edgewood, NY 11717

1-800-540-7095

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Annual Meeting, the stockholders will elect four directors to serve until the next annual meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the four nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing fiscal year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the four nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

NAME	AGE	CURRENT POSITION

Sebastian Giordano	58	Interim Chief Executive Officer and Director
Charles Benton	65	Director
Norm Dumbroff	54	Director
Edward Gildea	63	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on the Board of Directors, has been furnished to the Company by the respective director nominees:

Sebastian Giordano, Interim Chief Executive Officer and Director

Mr. Giordano has been Interim Chief Executive Officer since August 2013 and became a director of WPCS in February 2013. Since 2002, Mr. Giordano has been Chief Executive Officer of Ascentaur, LLC, a business consulting firm providing comprehensive strategic, financial and business development services to start-up, turnaround and emerging growth companies. From 1998 to 2002, Mr. Giordano was Chief Executive Officer of Drive One, Inc., a safety training and education business. From 1992 to 1998, Mr. Giordano was Chief Financial Officer of Sterling Vision, Inc., a retail optical chain. Mr. Giordano received B.B.A. and M.B.A. degrees from Iona College. Mr. Giordano’s executive business experience was instrumental in his selection as a member of our Board of Directors.

Charles Benton, Director

Mr. Benton has been a director of WPCS since July 2012. Since February 2008, Mr. Benton has served as the Director of Distribution Services –Supply Chain for Ascena Retail Group / Charming Shoppes, Inc., a leading national specialty retailer of women’s apparel operating more than 1,800 retail stores throughout the United States. Prior to that, from March 2006 to January 2008, he served as Director of Finance – Supply Chain for Charming Shoppes, and from May 1999 to February 2006, as Manager of Finance – Supply Chain for Charming Shoppes. Previously, Mr. Benton spent approximately 20 years for Consolidated Rail Corporation. He holds a B.S. degree in accounting from St. Joseph’s University in Philadelphia, Pennsylvania. Mr. Benton’s financial experience was instrumental in his selection as a member of our board of directors.

Norm Dumbroff, Director

Mr. Dumbroff became a Director of WPCS in November 2002. Since April 1990, he has been the Chief Executive Officer of Wav Incorporated, a distributor of wireless products in North America. Prior to Wav Incorporated, Mr. Dumbroff was an engineer for Hughes Aircraft. He holds a B.S. degree in Computer Science from Albright College. Mr. Dumbroff’s experience with wireless communications, his engineering background and his senior executive experience was instrumental in his selection as a member of our board of directors.

Edward Gildea, Director

Mr. Gildea became a director of WPCS in February 2013. Since February 2014, Mr. Gildea has been a partner in the law firm Fisher Broyles LLP. From 2006 to 2013, Mr. Gildea was President, Chief Executive Officer and Chairman of the Board of Directors of Converted Organics Inc., a publicly held green technology company that manufactures and sells an organic fertilizer, made from recycled food waste. Mr. Gildea is a director for the following publicly held companies: Finjan Holdings, Inc. (intellectual property), Worlds, Inc. (intellectual property), and Atrinsic, Inc. (internet marketing). Mr. Gildea received a B.A. from The College of the Holy Cross and a J.D. from Suffolk University Law School. Mr. Gildea’s executive business experience was instrumental in his selection as a member of our Board of Directors.

Information About The Board Of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Interim Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

How often did the Board and the Board committees meet during fiscal 2015?

During fiscal year 2015, the Board of Directors held 33 meetings and the Audit Committee held 4 meetings. The Board, Audit Committee, Executive Committee and Nominating Committee also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Executive, and Nominating Committees. Information concerning the membership and function of each committee is as follows:

Board Committee Membership

Name	Audit Committee	Executive Committee	Nominating Committee
Norm Dumbroff	*	*	**
Charles Benton	**	*	*
Edward Gildea	*	**	*

* Member of Committee

** Chairman of Committee

Audit Committee

Our Audit Committee consists of Charles Benton, Norm Dumbroff, and Edward Gildea, with Mr. Benton appointed as Chairman of the Committee. Our Board has determined that all of the members are “independent” as that term is defined under applicable SEC rules and under the current listing standards of The NASDAQ Stock Market. The Board has determined that Mr. Benton qualifies as an “audit committee financial expert” as defined under applicable SEC rules, and that all members of the Audit Committee meet the additional criteria for independence of audit committee members set forth in Rule 10A-3(b)(1) under the Exchange Act.

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements, and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, reviewing and attesting to services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s annual or transition report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee is governed by a written charter approved by the board of directors, which complies with the applicable provisions of the Sarbanes-Oxley Act and related rules of the SEC and the NASDAQ Stock Market. A copy of the Audit Committee charter is available to view on the Company’s website.

Executive Committee

Our Executive Committee consists of Edward Gildea, Charles Benton, and Norm Dumbroff, with Mr. Gildea appointed as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent” under the current listing standards of The NASDAQ Stock Market. Our Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Executive Committee.

Our Executive Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC, periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers. The executive committee is governed by a written charter approved by the Board. A copy of the Executive Committee Charter is available to view on the Company’s website.

Nominating Committee

Our Nominating Committee consists of Norm Dumbroff and Edward Gildea, with Mr. Dumbroff appointed as Chairman of the Committee. The Board of Directors has determined that all of the members are “independent” under the current listing standards of The NASDAQ Stock Market.

The Nominating Committee is responsible for assisting the Board in identifying individuals qualified to become members of the Board and executive officers of the Company; selecting, or recommending that the Board select, director nominees for election as directors by the stockholders of the Company; developing and recommending to the Board a set of effective governance policies and procedures applicable to the company; leading the Board in its annual review of the Board’s performance; recommending to the Board director nominees for each committee; making recommendations regarding committee purpose, structure and operations; and overseeing and approving a managing continuity planning process. During the fiscal year ended April 30, 2015, there were no changes to the procedures by which holders of our common stock may recommend nominees to the Board. The nominating committee is governed by a written charter approved by the Board. A copy of the Nominating Committee charter is available to view on the Company’s website.

Nomination of Directors

As provided in its charter and our company’s corporate governance principles, the Nominating Committee is responsible for identifying individuals qualified to become directors. The Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the Nasdaq Stock Market;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Nominating Committee must comply with the following:

•	The recommendation must be made in writing to the Corporate Secretary at WPCS International Incorporated;

•	The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s common stock;

•	The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references; and

•	A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the Nasdaq Stock Market and the SEC, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

How are directors compensated?

Directors serve without compensation and without other fixed remuneration. Directors are entitled to receive discretionary cash bonuses and stock options under our stock option plans as determined by the Board of Directors. We reimburse our directors for expenses incurred in connection with attending Board meetings.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities We believe that, during fiscal 2015, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Marcum LLP as the independent registered public accounting firm of the Company for the year ending April 30, 2016, subject to ratification of the appointment by the Company's stockholders. A representative of Marcum LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended April 30, 2014

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended April 30, 2015, for filing with the SEC.

Audit Fees

The aggregate fees billed by our independent auditors, for professional services rendered for the audit of our annual financial statements for the years ended April 30, 2015 and 2014, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years were $457,109 and $357,713, respectively.

Audit-Related Fees

We incurred fees to our independent auditors of $0 and $52,614, respectively, for audit related fees during the fiscal years ended April 30, 2015 and 2014. These fees were related to the specific review of certain Company’s transactions during these fiscal years, respectively.

Tax and Other Fees

We did not incur fees to our independent auditors for tax compliance services during the fiscal years ended April 30, 2015 and 2014.

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF MARCUM LLPAS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED APRIL 30, 2016.

PROPOSAL NO. 3

APPROVAL OF WPCS INTERNATIONAL INCORPORATED

AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN;

RE-APPROVAL OF CODE SECTION 162(m) LIMITS AND CRITERIA

We currently maintain the WPCS International Incorporated 2014 Equity Incentive Plan, which the Board of Directors originally adopted on January 15, 2014 and our stockholders originally approved at a special meeting on July 15, 2014. The purpose of the plan is to promote our success and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

The Board of Directors has reviewed the 2014 Equity Incentive Plan to determine whether it remains a flexible and effective source of incentive compensation in terms of the number of shares of our common stock available for awards and in terms of its design, as well as whether it generally conforms with best practices in today’s business environment.

Based on its review, the Board of Directors approved the Amended and Restated 2014 Equity Incentive Plan, or the Amended and Restated 2014 Plan, effective August 7, 2015, subject to approval by our stockholders. We are asking stockholders to approve the Amended and Restated 2014 Plan, which would:

•	increase the number of shares available for issuance under the plan by 3,500,000 shares, from 159,091 (reverse split adjusted) currently to 3,659,091;
•	add annual individual award limits under the plan for non-employee directors;
•	specify the number of “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code of 1986, or the Code), or ISOs, that may be granted under the plan;
•	add a more restrictive definition of termination for “cause” under the plan and specify that all plan awards will be forfeited upon a termination for cause;
•	extend the expiration date of the plan from January 15, 2024 to August 7, 2025;
•	add a clawback provision to the plan; and
•	add a provision to the plan requiring forfeiture of plan awards and benefits upon violation of restrictive covenants.

We are also asking stockholders to re-approve individual award limits and business criteria that can be used in establishing performance goals for performance awards granted under the Amended and Restated 2014 Plan, in each case as described in this Proposal No. 3, for purposes of Section 162(m) of the Code.

If the Amended and Restated 2014 Plan is not approved by the our stockholders, the current 2014 Equity Incentive Plan will remain unchanged and in effect according to its current terms and we may continue to grant awards under the plan until no more shares are available for issuance.

Corporate Governance Aspects of the Amended and Restated 2014 Plan

The proposed Amended and Restated 2014 Plan has been designed to include a number of provisions that promote best practices by reinforcing the alignment between equity compensation arrangements for eligible employees and non-employee directors and our stockholders’ interests. These provisions include, but are not limited to, the following:

•	No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
•	No Repricing without Stockholder Approval. Other than in connection with a change in our capitalization, at any time when the purchase price of a stock option or SAR is above the fair market value of a share, we will not, without stockholder approval, reduce the purchase price of such stock option or SAR and will not exchange such stock option or SAR for a new award with a lower (or no) purchase price or for cash.
•	10-Year Limit for Stock Option and SARs. The maximum term of each stock option and SAR is 10 years.
•	No Reload Grants. Reload grants, or the granting of stock options conditioned upon delivery of shares to satisfy the exercise price and/or tax withholding obligation under another employee stock option, are not permitted.
•	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the plan administrator.
•	No Evergreen Provision. The plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.
•	No Automatic Grants. The plan does not provide for automatic grants to any participant.
•	No Tax Gross-Ups. The plan does not provide for any tax gross-ups.
•	Multiple Award Types. The plan permits the issuance of ISOs, nonqualified stock options, SARs, restricted share units (or RSUs), restricted shares, and other types of equity and cash incentive grants, subject to the share limits of the plan. This breadth of award types will enable the plan administrator to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

•	Limited Dividends. The plan does not provide for dividends or dividend equivalents on stock options, SARs or unearned performance shares.
•	Tax Deductible Awards. The plan contains provisions that are required for future awards to certain covered employees (including cash awards) to be eligible to be deductible under Section 162(m) of the Code as “performance-based compensation.”
•	Clawback. Awards granted under the plan are subject to any then current compensation recovery or clawback policy of the Company and to all applicable laws requiring the clawback of compensation.
•	Independent Oversight. The plan is administered by a committee of independent Board members.
•	Director Limits. The plan contains limits on the amounts of annual awards that may be granted to non-employee directors.

Material Terms of the Amended and Restated 2014 Plan

The material terms of the Amended and Restated 2014 Plan are summarized below. This summary is not intended to be a complete description of the plan, and is qualified in its entirety by the actual text of the Amended and Restated 2014 Plan, which is attached as Appendix A to this Proxy Statement.

Administration of the Plan. The Amended and Restated 2014 Plan will be administered by the Board of Directors or a committee appointed by the Board, or the Administrator. The Board of Directors has appointed the Executive Committee as the Administrator. The Administrator, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted and the terms and conditions of such awards.

Type of Awards. The following types of awards are available for grant under the Amended and Restated 2014 Plan: ISOs, nonqualified stock options, SARs, restricted shares, RSUs, cash awards and other stock and cash-based awards.

Number of Authorized Shares. Subject to adjustment in connection with certain changes in capitalization (as described below under “Adjustments”), the number of shares of our common stock reserved for issuance under the Amended and Restated 2014 Plan is equal to: (1) 159,091 (reverse split adjusted) currently to 3,659,091, plus (2) effective on August 7, 2015, 3,500,000 (subject to stockholder approval).

3,659,091 of such shares available for issuance under the Amended and Restated 2014 Plan will be available for issuance as ISOs.

The maximum number of each type of award intended to qualify as “performance-based compensation” under Section 162(m) of the Code granted to any participant under the Amended and Restated 2014 Plan may not exceed the following:

•	options and SARs—3,659,091 shares through August 7, 2025;
•	stock-based awards other than options and SARs—2,625,000 shares through the first meeting of our stockholders that occurs in 2020; and
•	cash awards—$1,000,000 through the first meeting of our stockholders that occurs in 2020.

Our stockholders are being asked to re-approve the foregoing limits for purposes of Section 162(m) of the Code under this Proposal No. 3.

Director Award Limits. The maximum number of shares that may be subject to stock options or SARs under the Amended and Restated 2014 Plan granted to any one participant who is a member of our Board of Directors during any calendar year will be 225,000. The maximum number of shares that may be subject to stock awards under the plan (other than stock options or SARs) granted to any one participant who is a Board member during any calendar year will be 225,000.

Share Counting. The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with the Amended and Restated 2014 Plan. Shares will be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (1) to the extent that an award under the plan is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to us will not be deemed to have been delivered under the plan and will be deemed to remain or to become available under the plan; and (2) shares that are withheld from an award or separately surrendered by the participant in payment of the exercise price or taxes relating to an award will be deemed to constitute shares not delivered and will be deemed to remain or to become available under the plan.

Eligibility and Participation. Eligibility to participate in the Amended and Restated 2014 Plan is limited to such employees, officers, non-employee directors and consultants of the Company, or of any subsidiary, as the Administrator may determine and designate from time to time.

Grant of Stock Options and SARs. The Administrator may award ISOs and nonqualified stock options (together, options) and SARs to participants under the Amended and Restated 2014 Plan. SARs may be awarded either in tandem with or as a component of other awards or alone.

Exercise Price of Options and SARs. The exercise price per share of an option will be at least 100% of the fair market value per share of our stock underlying the award on the grant date. An SAR will confer on the participant a right to receive, upon exercise, a payment of the excess of (1) the fair market value of one share of our stock on the date of exercise over (2) the grant price of the SAR as determined by the Administrator, which grant price will be fixed at the fair market value of a share of stock on the grant date. SARs granted in tandem with an outstanding option following the grant date of the option will have a grant price that is equal to the option’s exercise price. However, the SAR’s grant price may not be less than the fair market value of a share of stock on the grant date of the SAR.

Special Limitations on ISOs. In the case of a grant of an option intended to qualify as an ISO to a participant that owns more than 10% of the total combined voting power of all classes of our outstanding stock, or a 10% Stockholder, the exercise price of the option will not be less than 110% of the fair market value of a share of our stock on the grant date. Additionally, an option will constitute an ISO only (1) if the participant is an employee of the Company or a subsidiary of the Company, (2) to the extent such option is specifically designated as an ISO in the related award agreement and (3) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by the participant become exercisable for the first time during any calendar year (under the Amended and Restated 2014 Plan and all other plans of the participant’s employer and its affiliates) does not exceed $100,000.

Exercise of Options and SARs. An option may be exercised by the delivery to us of written notice of exercise and payment in full of the exercise price (plus the amount of any taxes which we may be required to withhold). The Administrator has the discretion to determine the method or methods by which a SAR may be exercised.

Expiration of Options and SARs. Options and SARs will expire at such time as the Administrator determines. However, no option or SAR may be exercised more than 10 years from the grant date, or in the case of an ISO held by a 10% Stockholder, more than five years from the grant date.

Restricted Shares. Restricted shares are shares of our common stock subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Administrator may impose. Such restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the grant date or thereafter. Except to the extent restricted under the terms of the plan and the applicable award agreement relating to the restricted shares, a participant granted restricted shares will have all of the rights of a stockholder, including the right to vote the restricted shares and the right to receive dividends thereon. The Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the restricted shares with respect to which the stock or other property has been distributed.

RSUs. A restricted share unit, or RSU, represents the right to receive from us on the respective scheduled vesting or payment date for the RSU, one share of our common stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine. At the time an award of RSUs is made, the Administrator will establish a period of time during which the RSUs will vest and the timing for settlement of the RSUs. The Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case we will establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of our common stock underlying each RSU. Each amount or other property credited will be subject to the same vesting conditions as the RSUs to which it relates. Each participant receiving RSUs will have no rights as a stockholder with respect to such RSUs until shares of our common stock are issued to the participant in connection with the RSUs.

Cash Awards. The Administrator may grant cash bonuses under the Amended and Restated 2014 Plan in such amounts and at such times as it determines, including discretionary awards, awards based on objective or subjective performance criteria and awards subject to other vesting criteria.

Other Awards. The other types of awards that may be granted under the Amended and Restated 2014 Plan include: (1) stock bonuses, performance stock, performance units, dividend equivalents or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to our common stock, upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (2) any similar securities with a value derived from the value of or related to our common stock and/or returns thereon.

Section 162(m) Performance-Based Awards. Any restricted shares, RSUs, cash awards or other awards granted under the Amended and Restated 2014 Plan may be, and any options and SARs granted typically will be, granted as awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, or Performance-Based Awards. The grant, vesting, exercisability or payment of Performance-Based Awards may depend on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the business criteria provided for below for the Company on a consolidated basis or for one or more of the Company’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers or stock market indices.

Performance Goals. The specific performance goals for Performance-Based Awards will be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion, including the following:

(1)	earnings per share,
(2)	cash flow (which means cash and cash equivalents derived from either (a) net cash flow from operations or (b) net cash flow from operations, financing and investing activities),
(3)	total stockholder return,
(4)	price per share of our common stock,
(5)	gross revenue,
(6)	revenue growth,
(7)	operating income (before or after taxes),
(8)	net earnings (before or after interest, taxes, depreciation and/or amortization),
(9)	return on equity,
(10)	capital employed, or on assets or on net investment,
(11)	cost containment or reduction,
(12)	cash cost per ounce of production,
(13)	operating margin,
(14)	debt reduction,
(15)	resource amounts,
(16)	production or production growth,
(17)	resource replacement or resource growth,
(18)	successful completion of financings, or
(19)	any combination or derivation of the foregoing.

Performance targets will be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets. However, the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

Stockholders are being asked to re-approve the foregoing business criteria on which performance goals may be based for purposes of Section 162(m) of the Code in this Proposal No. 3.

Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of our common stock (whether in the form of securities or property); any exchange of our common stock or other securities of the Company; or any similar, unusual or extraordinary corporate transaction in respect of our common stock; then the Administrator will in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances, proportionately adjust any or all of (1) the number and type of shares of our common stock (or other securities) that thereafter may be made the subject of awards, (2) the number, amount and type of shares of our common stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations under the plan and the performance standards applicable to any outstanding awards.

Change in Control. Upon a change in control (as defined in the Amended and Restated 2014 Plan), each then-outstanding option and SAR will automatically become fully vested, all restricted shares then outstanding will automatically fully vest free of restrictions, and each other award granted under the Amended and Restated 2014 Plan that is then outstanding will automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the change in control. However, the Administrator, in its sole and absolute discretion, may choose to provide for full or partial accelerated vesting of any award upon a change in control (or upon any other event or other circumstance related to the change in control, such as an involuntary separation from service occurring after the change in control, as the Administrator may determine), irrespective of whether the award has been substituted, assumed, exchanged or otherwise continued pursuant to the change in control.

Early Termination of Awards. Any award that has been accelerated as required or permitted under the Amended and Restated 2014 Plan upon a change in control will terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of the award. In the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of the award will be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of the awards. The Administrator may make provision for payment in cash or property (or both) for awards terminated pursuant to the plan as a result of a change in control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, may base the settlement solely upon the excess if any of the per share amount payable upon or in respect of the event over the exercise or base price of the award.

Vesting. Awards under the Amended and Restated 2014 Plan will vest at such time or times and subject to such terms and conditions as determined by the Administrator at the time of grant. In the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards will vest as to one-third of the total number of shares subject to the award on each of the first, second and third anniversaries of the grant date.

Effect of Separation from Service on Awards. The Administrator will establish the effect of a separation from service on the rights and benefits under each award under the Amended and Restated 2014 Plan and in so doing may make distinctions based upon, among other things, the cause of separation and type of award.

For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of the options or SARs will expire: (1) three months after the last day that the participant is employed by or provides services to the Company or a subsidiary (except that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution will have one year following the date of death within which to exercise the option or SAR); (2) in the case of a participant whose separation from service is due to death or disability, 12 months after the last day that the participant is employed by or provides services to the Company or a subsidiary; and (3) immediately upon a participant’s separation from service for “cause” (as defined in Amended and Restated 2014 Plan).

For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated will be forfeited and reacquired by the Company. However, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares will be waived in the event of separations resulting from specified causes, and the Administrator may in other cases waive the forfeiture of restricted shares. Similar rules will apply to RSUs.

Unless specifically provided to the contrary in an award agreement, upon notification of separation from service for cause, any outstanding award held by a participant under the Amended and Restated 2014 Plan, whether vested or unvested, will terminate immediately, the award will be forfeited and the participant will have no further rights thereunder.

Deferral Arrangements. The Administrator may permit or require the deferral of any award payment under the Amended and Restated 2014 Plan into a deferred compensation arrangement.

Limitations on Exercise and Transfer. In general, unless otherwise permitted by the Administrator, (1) all awards under the Amended and Restated 2014 Plan are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (2) awards may be exercised only by the participant; and (3) amounts payable or shares issuable pursuant to any award will be delivered only to (or for the account of) the participant.

Such exercise and transfer restriction will not apply to the following, subject to any applicable limitations on ISOs: (1) transfers to the Company; (2) the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution; (3) transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator; (4) if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative; or (5) the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

Tax Withholding and Tax Offset Payments. We will have the right to deduct from payments of any kind otherwise due to a participant any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares of stock upon the exercise of an option or pursuant to an award.

Term of Plan. Unless earlier terminated by the Board of Directors, the Amended and Restated 2014 Plan is scheduled to terminate at the close of business on August 7, 2025.

Amendment and Termination. The Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend the Amended and Restated 2014 Plan, in whole or in part. No awards may be granted during any period that the Board of Directors suspends the plan. To the extent then required by applicable law or any applicable stock exchange, or deemed necessary or advisable by the Board of Directors, the plan and any amendment to the plan will be subject to stockholder approval. The Administrator may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and generally may make other changes to the terms and conditions of awards. However, in general, no amendment, suspension or termination of the plan or change of or affecting any outstanding award may, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Company under any award granted under the plan prior to the effective date of the change.

Clawback. All awards under the Amended and Restated 2014 Plan and any amounts or benefits received under the plan will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms or conditions of any applicable Company clawback policy or any applicable law, as may be in effect from time to time, whether adopted prior to or following the award’s grant date.

Forfeiture. If a participant under the Amended and Restated 2014 Plan breaches a non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant set forth in an award agreement or any other agreement between the participant and the Company or a subsidiary, the participant will forfeit or pay to the Company:

(1)	any and all outstanding awards granted to the participant under the plan, including awards that have become vested or exercisable;
(2)	any shares held by the participant in connection with the plan that were acquired by the participant after the participant’s separation from service and within the 12-month period immediately before the participant’s separation from service;
(3)	the profit realized by the participant from the exercise of any stock options and SARs that the participant exercised after the participant’s separation from service and within the 12-month period immediately preceding the participant’s separation from service; and
(4)	the profit realized by the participant from the sale, or other disposition for consideration, of any shares received by the participant in connection with the plan after the participant’s separation from service and within the 12-month period immediately preceding the participant’s separation from service and where such sale or disposition occurs in such similar time period.

New Plan Benefits

All grants of awards under the Amended and Restated 2014 Plan will be discretionary. Therefore, in general, the benefits and amounts that will be received under the Amended and Restated 2014 Plan are not determinable.

Equity Compensation Plan Table

The following table provides information, as of April 30, 2015, regarding the number of shares of our common stock that may be issued under our equity compensation plans.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (1)
Equity compensation plan approved by board of directors (1)	233	$15.92	0

Equity compensation plan approved by security holders (2)	0	$0	2,597

Equity compensation plan approved by security holders (3)	910	$11.88	1,687

Equity compensation plan approved by security holders (4)	39,545	$18.97	119,545

Total	40,688	18.79	123,829

(1)	We established a nonqualified stock option plan pursuant to which options to acquire a maximum of 2,706 shares of our common stock were reserved for grant (the “2002 Plan”). As of April 30, 2014, included above in the 2002 Plan are 233 shares issuable upon exercise of options granted to employees and directors. The 2002 Plan has reached its 10 year term, and therefore, no additional options may be granted thereunder.

(2)	We established the 2006 Incentive Stock Plan, under which 2,597 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock. As of April 30, 2015, there were no shares issuable upon exercise of options granted to employees and directors.

(3)	We established the 2007 Incentive Stock Plan, under which 2,597shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock. As of April 30, 2015, 910 shares were issuable upon exercise of options granted to employees and directors.

(4)	We established the 2014 Equity Incentive Plan, under which 159,090 shares of common stock were to be reserved for issuance upon the exercise of stock options, stock awards or restricted stock upon stockholder approval of the 2014 Equity Incentive Plan and an increase in authorized common stock. As of April 30, 2015, options to purchase 39,545 shares were granted to employees and directors.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Amended and Restated 2014 Plan generally applicable to the Company and to participants in the plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the grant date and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an ISO. If a participant exercises an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an ISO after the later of (1) one year from the date the participant exercised the option and (2) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and ISOs, special rules apply if a participant uses shares of our common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of our common stock on the grant date and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Shares, Restricted Share Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted shares, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted shares only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock- or cash- based awards will depend upon the specific terms and conditions of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the Amended and Restated 2014 Plan will comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Required Vote

Approval of the Amended and Restated 2014 Plan, and re-approval of the Code Section 162(m) award limits and performance criteria, requires the receipt of the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy and voting at the Annual Meeting.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE WPCS INTERNATIONAL INCORPORATED AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN AND “FOR” re-approval of individual award limits and business criteria that can be used in establishing performance goals for performance-based awards granted under the Plan for the purposes of Section 162(m) of the code.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of August 7, 2015:

•	by each person who is known by us to beneficially own more than 5% of our common stock;

•	by each of our officers and directors; and

•	by all of our officers and directors as a group.

Name And Address Of Beneficial Owner	Number of Shares Owned		Percentage of Class
Sebastian Giordano	75,130	(1)	3.2%
David Allen	20,000	(1)	0.9%
Charles Benton	14,935	(1)	0.6%
Norm Dumbroff	12,598	(1)	0.5%
Edward Gildea	14,675	(1)	0.6%

All Officers and Directors as a Group	137,338	(1)	5.8%

Iroquois Capital Management LLC (2)	2,367,908	(3)	9.99%
American Capital Management, LLC(4)	173,288	(5)	7.0%
HS Contraian Investments, LLC (6)	219,095	(7)	6.1%
Barry Honig (8)	155,605	(9)	6.7%

(1)	Includes the following number of shares of common stock which may be acquired by certain officers and directors through the exercise of stock options which were exercisable as of August, 2015, or which will or may become exercisable within 60 days of that date: Sebastian Giordano, 75,130 shares; David Allen, 20,000 shares; Charles Benton, 14,935 shares; Norm Dumbroff, 12,598 shares; Edward Gildea, 14,675 shares; and all officers and directors as a group, 137,338 shares. The address for each of our officers and directors is 521 Railroad Avenue, Suisun City, California 94585.

(2)	The principal business address of the beneficial owner is 205 East 42nd Street, 20th Floor, New York, New York 10017. Iroquois Capital Management LLC is the investment manager of Iroquois Master Fund (“IMF”) and Iroquois Capital Investment Group LLC (“Iroquois Capital Group”). Richard Abbe and Joshua Silverman have voting control and investment discretion over securities held by IMF and Iroquois Capital Group, in whose name the securities are held. As such, Mr. Abbe and Mr. Silverman may be deemed to be the beneficial owner of all shares of common stock, including those shares underlying any convertible preferred stock, held for the account of IMF and Iroquois Capital Group. Each of Mr. Abbe and Mr. Silverman disclaims beneficial ownership of the shares of common stock held by IMF and Iroquois Capital Group, except to the extent of their pecuniary interest therein.

(3)	Iroquois Master Fund directly owned 651 shares and may be deemed to beneficially own 91,200 shares upon conversion of 1,520 shares of Series F-1 Preferred Stock, 142,086 Shares upon conversion of 1,930 shares of Series G-1 Preferred Stock, 239,500 shares upon conversion of 2,395 shares of Series H Preferred Stock, 703,700 shares upon conversion of 7,037 shares of Series H-1 Preferred Stock and 1,055,481 shares upon exercise of 1,055,481 warrants with an exercise price of $1.66 per share. Iroquois Capital Group may be deemed to beneficially own 54,100 shares upon conversion of 541 Series H-1 Preferred Stock and 81,190 shares upon exercise of 81,190 warrants. Iroquois Capital Management, as the investment manager of each of Iroquois Master Fund and Iroquois Capital Group, may be deemed the beneficial owner of the (i) 2,231,967 shares that may be deemed to be owned by Iroquois Master Fund, and (ii) 135,290 shares that may be deemed to be owned by Iroquois Capital Group. This number represents the maximum beneficial ownership percentage pursuant to exercise limitations contained within the Certificates of Designation of the Series F-1 Preferred Stock, the Series G-1 Preferred Stock, Series H Preferred Stock and Series H-1 Preferred Stock owned by this beneficial owner.

(4)	The principal business address of the beneficial owner is 205 East 42nd Street, 20th Floor, New York, New York 10017. Kimberly Page, as manager of American Capital Management (“ACM”) may be deemed the beneficial owner of shares that may be deemed to be owned by ACM. Ms. Page disclaims such beneficial ownership.

(5)	Includes 1,320 Shares upon conversion of 22 shares of Series F-1 Preferred Stock, 13,178 shares upon conversion of 179 shares of Series G-1 Preferred Stock, 23,500 shares upon conversion of 235 shares of Series H Preferred Stock, 54,100 shares upon conversion of 541 shares of Series H-1 Preferred Stock, and 81,190 shares upon exercise of 81,190 warrants with an exercise price of $1.66 per share. The shares are subject to a blocker that prevents conversion in excess of 9.9% of the total outstanding shares of common stock.

(6)	The principal business address of the beneficial owner is 68 Fiesta Way, Fort Lauderdale, FL 33301. Held by HS Contrarian Investments, LLC. John Stetson is the President of HS Contrarian Investments, LLC and in such capacity, is deemed to hold voting and dispositive power of the securities held by HS Contrarian Investments, LLC.

(7)	Includes 219,095 shares of common stock.

(8)	The principal address of the beneficial owner is 555 South Federal Highway #450, Boca Raton, FL 33432.

(9)	Includes 155,605 shares of common stock which is made up of 8 shares of Series H convertible into 800 common and 154,805 common shares.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

NAME	AGE	OFFICES HELD
Sebastian Giordano	58	Interim Chief Executive Officer and Director
David Allen	60	Chief Financial Officer

Biographical information about Mr. Giordano is provided in “Proposal No. 1 - Election of Directors”.

David Allen, Chief Financial Officer

Mr. Allen has been Chief Financial Officer of the Company since December 2014. Since June 2004, Mr. Allen has served as the Chief Financial Officer and a member of the board of Bailey’s Express, Inc., a private, family-owned business. From June 2006 to June 2013, Mr. Allen was the Chief Financial Officer and Vice President of Administration for Converted Organics, Inc. an environmentally friendly clean technology company. Previously, Mr. Allen served as Chief Financial Officer (1999 – 2003) and President and Chief Executive Officer (2003 – 2004) for Millbook Press, Inc., a Brookfield, Connecticut publisher of children’s books and as the chief financial officer and vice president of administration of JDM, Inc., a Wilton, Connecticut business development and consulting company to the direct marketing business. Mr. Allen has also previously worked for DeAgostini USA Inc., Contiki Travel and Arthur Andersen & Co. Mr. Allen has been an adjunct professor at Western Connecticut State University since 2005. Mr. Allen holds a B.S. degree in Accounting and an M.S. degree in Taxation from Bentley University in Waltham, Massachusetts. Mr. Allen is a Certified Public Accountant.

Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

EXECUTIVE COMPENSATION

The Executive Committee has reviewed and discussed the following Compensation Discussion and Analysis with management. Based on this review and these discussions, the Executive Committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K.

Submitted by the Executive Committee

Edward Gildea, Chairman

Norm Dumbroff

Charles Benton

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

The following discussion and analysis of compensation arrangements of our named executive officers for the fiscal year ended April 30, 2015 should be read together with the compensation tables and related disclosures set forth below.

Compensation Philosophy and Objectives

We believe our success depends on the continued contributions of our named executive officers. Our named executive officers are primarily responsible for our growth and operations strategy, and the management of the day-to-day operations of our subsidiaries. Therefore, it is important to our success that we retain the services of these individuals to ensure our future success and prevent them from competing with us should their employment with us terminate.

Our overall compensation philosophy is to provide an executive compensation package that enables us to attract, retain and motivate executive officers to achieve our short-term and long-term business goals. We strive to apply a uniform philosophy regarding compensation of all employees, including members of senior management. This philosophy is based upon the premise that our achievements result from the combined and coordinated efforts of all employees working toward common goals and objectives in a competitive, evolving market place. The goals of our compensation program are to align remuneration with business objectives and performance and to enable us to retain and competitively reward executive officers and employees who contribute to our long-term success. In making executive compensation and other employment compensation decisions, the Executive Committee considers achievement of certain criteria, some of which relate to our performance and others of which relate to the performance of the individual employee. Awards to executive officers are based on our achievement and individual performance criteria.

The Executive Committee will evaluate our compensation policies on an ongoing basis to determine whether they enable us to attract, retain and motivate key personnel. To meet these objectives, the Executive Committee may from time to time increase salaries, award additional stock options or provide other short and long-term incentive compensation to executive officers and other employees.

Compensation Program & Forms of Compensation

We provide our executive officers with a compensation package consisting of base salary and participation in benefit plans generally available to other employees. In setting total compensation, the Executive Committee considers individual and Company performance, as well as market information regarding compensation paid by other companies in our industry.

In order to achieve the above goals, our total compensation packages include base salary, annual bonus, as well as long-term compensation in the form of stock options.

Base Salary. Salaries for our executive officers are initially set based on negotiation with individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the industry for individuals of similar education and background to the executive officers being recruited. We also consider the individual’s experience, and expected contributions to our company. Base salary is continuously evaluated by competitive pay and individual job performance. Base salaries for executives are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, and competitive salary practices.

Bonuses. A component of each executive officer’s potential annual compensation may take the form of a performance-based bonus. Contractually, our Executive Vice Presidents are entitled to receive an annual bonus range of 2-3% of the annual profit before interest and taxes of the designated subsidiaries assigned to him. Our CEO and CFO are entitled to an annual bonus, to be determined at the discretion of the Executive Committee, based on our financial performance and the achievement of the officer’s individual performance objectives.

Long-Term Incentives. Longer-term incentives are provided through stock options, which reward executives and other employees through the growth in value of our stock. The Executive Committee believes that employee equity ownership provides a major incentive for employees to build stockholder value and serves to align the interests of employees with those of our stockholders. Grants of stock options to executive officers are based upon each officer’s relative position, responsibilities and contributions, with primary weight given to the executive officers’ relative rank and responsibilities. Initial stock option grants designed to recruit an executive officer may be based on negotiations with the officer and with reference to historical option grants to existing officers. Stock options are generally granted at an exercise price equal to the market price of our common stock on the date of grant and will provide value to the executive officers only when the price of our common stock increases over the exercise price. Although the expenses of stock options affect our financial statements negatively, we continue to believe that this is a strong element of compensation that focuses the employees on financial and operational performance to create value for the long-term.

With regard to our option grant practice, the Executive Committee has the responsibility of approving all stock option grants to employees. Stock option grants for plan participants are generally determined within ranges established for each job level. These ranges are established based on our desired pay positioning relative to the competitive market. Specific recruitment needs are taken into account for establishing the levels of initial option grants. Annual option grants take into consideration a number of factors, including performance of the individual, job level, prior grants and competitive external levels. The goals of option grant guidelines are to ensure future grants remain competitive from a grant value perspective and to ensure option usage consistent with option pool forecasts. Based on the definition of fair market value in our stock option plan, options are granted at 100% of the closing sales price of our stock on the last market trading date prior to the grant date. We do not time the granting of our options with any favorable or unfavorable news released by us. Proximity of any awards to an earnings announcement or other market events is coincidental.

Executive Equity Ownership

We encourage our executives to hold an equity interest in our company. However, we do not have specific share retention and ownership guidelines for our executives.

Performance-Based Compensation and Financial Restatement

We have not considered or implemented a policy regarding retroactive adjustments to any cash or equity-based incentive compensation paid to our executives and other employees where such payments were predicated upon the achievement of certain financial results that were subsequently the subject of a financial restatement.

Tax and Accounting Considerations

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts deductibility of executive compensation paid to our Chief Executive Officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations. The Executive Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable. Income related to stock options granted under our incentive stock plans generally qualify for an exemption from these restrictions imposed by Section 162(m). In the future, the Executive Committee will continue to evaluate the advisability of qualifying its executive compensation for full deductibility.

Accounting for Stock-Based Compensation. We record compensation expense for the fair value of stock-based compensation.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Contract with Sebastian Giordano

Effective August 1, 2013, we entered into the Giordano Agreement with Sebastian Giordano to serve as Interim Chief Executive Officer on a part-time basis until a permanent chief executive officer is appointed. The Giordano Agreement can be terminated by either party upon 30 days prior notice. Pursuant to the Giordano Agreement, Mr. Giordano shall receive a monthly consulting fee of $10,833. In addition, upon shares of common stock being reserved for issuance under our 2014 Equity Incentive Plan, Mr. Giordano shall receive a grant of 30,000 shares of our common stock. In addition, Mr. Giordano shall be entitled to receive a discretionary bonus upon successful achievement of a merger or acquisition of the Company by another entity. We will also reimburse Mr. Giordano for all reasonable expenses in connection with his services to us.

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, the two highest paid executive officers and up to two other highest paid individuals whose total annual salary and bonus exceeded $100,000 for fiscal years 2015 and 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Andrew Hidalgo	2015	1,051,260	-	-	-	1,051,260
Former Chairman, Chief Executive Officer and Director (1)	2014	325,000	-	-	-	325,000

Sebastian Giordano	2015	139,972	-	95,362	2,048	237,381
Interim Chief Executive Officer (2)	2014	86,664	-	-	-	86,664

David Allen	2015	43,077	-	-		43,077
Chief Financial Officer (3)	2014	-	-	-	-	-

Joseph Heater	2015	347,756	35,000	-	4,500	387,256
Chief Financial Officer (4)	2014	250,000	-	-	2,286	252,286

Curtis LaChance	2015	98,342	112,719	-	-	211,061
President of Seattle Operations (5)	2014	161,144	101,987	25,103	-	288,234

Robert Roller	2015	170,000	45,873	8,000		223,873
President of Suisun Operations (6)	2014	-	-	-	-	-

(1)	Mr. Hidalgo has served as Chairman, Chief Executive Officer and Director since May 24, 2002, until his resignation on July 30, 2013.
(2)	Mr. Giordano has served as Interim Chief Executive Officer since August 1, 2013.
(3)	Mr. Allen has served as Chief Financial Officer since December 12, 2014.
(4)	Mr. Heater has served as Chief Financial Officer since July 15, 2003, until his resignation effective August 31, 2014.
(5)	Mr. LaChance has served as President of the Seattle Operations since August 1, 2010 until his resignation effective September 30, 2014.
(6)	Mr. Roller has served as President of the Suisun Operations since January 30, 2012.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth the stock options granted to the named executive officers during fiscal 2015.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Sebastian Giordano	2014/2015	25,000	$4.84-$26.40	95,362

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of April 30, 2015.

	Option Awards					Stock Awards
Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Sebastian Giordano	11,364	13,636	0	$4.84 - $26.40	2014 - 2015	13,636	$21,545	0	0

Director Compensation

The following table sets forth summary information concerning the total compensation earned by our non-employee directors in 2015 for services to our company.

Name	Fees earned or paid in cash ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Charles Benton	$12,000	16,000	0	0	0	$28,000
Kevin Coyle*	$0	16,000	0	0	0	$16,000
Norm Dumbroff	$12,000	8,000	0	0	0	$20,000
Ed Gildea	$12,000	16,000	0	0	0	$28,000
Total	$36,000	$56,000	0	0	0	$92,000

*Resigned, April 2015

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about the shares of our common stock that may be issued upon the exercise of options granted to employees under the 2002 Stock Option Plan, which were approved by the Board of Directors, 2006 and 2007 Incentive Stock Plans approved by the Board of Directors and shareholders and the 2014 Equity Incentive Plan approved by the Board of Directors and Shareholders.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a) (1)
Equity compensation plan approved by board of directors (1)	233	$15.92	0

Equity compensation plan approved by security holders (2)	0	$0	2,597

Equity compensation plan approved by security holders (3)	910	$11.88	1,687

Equity compensation plan approved by security holders (4)	39,545	$18.97	119,545

Total	40,688	18.79	123,829

(1)	We established a nonqualified stock option plan pursuant to which options to acquire a maximum of 2,706 shares of our common stock were reserved for grant (the “2002 Plan”). As of April 30, 2014, included above in the 2002 Plan are 233 shares issuable upon exercise of options granted to employees and directors. The 2002 Plan has reached its 10 year term, and therefore, no additional options may be granted thereunder.

(2)	We established the 2006 Incentive Stock Plan, under which 2,597 shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock. As of April 30, 2015, there were no shares issuable upon exercise of options granted to employees and directors.

(3)	We established the 2007 Incentive Stock Plan, under which 2,597shares of common stock were reserved for issuance upon the exercise of stock options, stock awards or restricted stock. As of April 30, 2015, 910 shares were issuable upon exercise of options granted to employees and directors.

(4)	We established the 2014 Equity Incentive Plan, under which 159,090 shares of common stock were to be reserved for issuance upon the exercise of stock options, stock awards or restricted stock upon stockholder approval of the 2014 Equity Incentive Plan and an increase in authorized common stock. As of April 30, 2015, options to purchase 39,545 shares were granted to employees and directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At the time of the following transactions, there were no affiliations between us and the other parties. As a result of these transactions, the other parties became affiliates. The obligations resulting from these transactions were ongoing after the close, resulting in payoffs to the other parties who became affiliates.

The China Operations earned revenue for contracting services provided to Taian Gas Group (TGG, and noncontrolling interest in China Operations) and subsidiaries of $274,348 and $1,345,524 for the years ended April 30, 2014 and 2013, respectively. In connection with the revenue earned from TGG of $647,518 for the year ended April 30, 2013, the accounts receivable was settled by the receipt of real estate from TGG which fair value approximates the recorded amount of accounts receivable. Since the transaction was between related parties, the net book value of the real estate of $449,660 was determined as the transfer value of the real estate. The difference between the fair value and transfer value, or $200,766, was booked to noncontrolling interest at April 30, 2013.

The China Operations accounts receivable due from TGG and subsidiaries is $0 and $117,751 as of the years ended April 30, 2014 and 2013, respectively.

As of April 30, 2014, the China Operations had outstanding payables due TGG, totaling $778,573 due on demand, representing interest accrued on former working capital loans from TGG to the China Operations.

On December 17, 2013, BTX Trader LLC (BTX) purchased software technology and related intellectual property rights in the emerging digital currency industry from Divya Thakur and Ilya Subkhankulov in consideration for (i) the assignment of $439,408 of senior secured convertible notes (the Notes), along with all rights under the related securities purchase agreement, security and pledge agreement and registration rights agreement (other than the Exchange Cap Allocation and Authorized Share Allocation, as such terms are defined in the Notes)and (ii) assumption of a secured promissory note in the principal amount of $500,000, which accrues interest at a rate of 3.32% (the BTX Note). BTX’s obligations under the BTX Note are secured by the assets of BTX pursuant to a Security Agreement.

PROPOSALS OF SHAREHOLDERS FOR THE 2016 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2016 Annual Meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: 521 Railroad Avenue, Suisun City, California 94585, Attention: Tammy Evans, no later than April 16, 2016 (120 days before the anniversary of this year’s mailing date).

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such Annual Meeting of stockholders, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be addressed at our Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the Annual Meeting.

In addition, our Amended and Restated Bylaws contain an advance notice provision that requires that all business proposed by a shareholder that will be conducted or considered at a meeting must meet notice requirements. For business to be properly submitted by a shareholder for a vote at an Annual Meeting, the shareholder must (i) be a shareholder of record as of the record date for the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely notice in writing of the proposal to be submitted by the shareholder for a vote. The shareholder’s notice must be delivered to the Secretary at the Company’s principal executive office. To be timely, a shareholder’s notice must be received by the Secretary at least 60 calendar days before the date corresponding to the date for the annual meeting in the preceding year, and no more than 90 calendar days before that date; provided, however, if the date of the annual meeting is changed by more than 30 calendar days from the date corresponding to the date of the preceding year’s Annual Meeting, or if we did not hold an annual meeting in the preceding year, then the shareholder’s notice will be considered timely if it is received by the Secretary at least (a) 60 calendar days before the date for the annual meeting to be held or 10 calendar days following the date on which public announcement of the date for the annual meeting is first made by the Company, and (b) no more than 90 calendar days before the date for the Annual Meeting.

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Company’s Board of Directors; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ SEBASTIAN GIORDANO

Sebastian Giordano

Interim Chief Executive Officer

Suisun City, California

August 14, 2015

Appendix A

WPCS INTERNATIONAL INCORPORATED

AMENDED AND RESTATED

2014 EQUITY INCENTIVE PLAN

1.                  PURPOSE OF PLAN

1.1              The purpose of this Amended and Restated 2014 Equity Incentive Plan (this “Plan”) of WPCS International Incorporated, a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.                  ELIGIBILITY

2.1              The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) a consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.                  PLAN ADMINISTRATION

3.1              The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to designate Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2              Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)                determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b)               grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)                approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)               construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)                cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)                accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum 10-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a separation from service or other events of a personal nature) subject to any required consent under Section 8.6.5;

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(g)                adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h)               determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)                 determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)                 acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)               determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3              Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4              Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5              Delegation of Non-Discretionary Functions. In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

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3.6              Book Entry. Notwithstanding any other provision of this Plan to the contrary, the Corporation may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book entry.

4.                  SHARES OF COMMON STOCK SUBJECT TO THIS PLAN; SHARE LIMITS

4.1              Shares Available. Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2              Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 3,659,091 shares of Common Stock (the “Share Limit”).

The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3              Awards Settled in Cash, Reissue of Awards and Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under this Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under this Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under this Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4              Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

4.5              Director Awards.

4.5.1        The maximum number of shares of Common Stock that may be subject to stock options or SARs under this Plan granted to any one participant who is a Board member during any calendar year shall be 225,000.

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4.5.2        The maximum number of shares of Common Stock that may be subject to stock awards under this Plan (other than stock options or SARs) granted to any one participant who is a Board member during any calendar year shall be 225,000.

5.                  AWARDS. The foregoing limitations shall not apply to cash-based director fees that the director elects to receive in the form of shares or share-based units equal in value to the cash-based director fee.

5.1              Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1        Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be 10 years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2        Additional Rules Applicable to ISOs. Subject to adjustment as contemplated by Section 7.1, 3,659,091 shares of Common Stock shall be available for issuance as ISOs under this Plan. To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

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5.1.3        Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be 10 years.

5.1.4        Restricted Shares.

(a)                Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b)               Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock. The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c)                Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5        Restricted Share Units.

(a)                Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one Common Share. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b)               Dividend Equivalent Accounts. Subject to the terms and conditions of this Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

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(c)                Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a stockholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant. No shares of Common Stock shall be issued at the time a RSU is granted, and the Corporation will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6        Cash Awards. The Administrator may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below). Cash awards shall be awarded in such amount and at such times during the term of this Plan as the Administrator shall determine.

5.1.7        Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2              Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1        Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

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5.2.2        Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination or derivation of the foregoing. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

5.2.3        Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4        Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5        Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6        Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders have most recently approved this Plan (the “162(m) Term”).

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5.2.7        Compensation Limitations. The maximum aggregate number of shares of Common Stock for which grants under this Plan may be made to any Eligible Person through August 7, 2025 pursuant to Qualifying Options and Qualifying SARs may not exceed 3,659,091 shares of Common Stock. The maximum aggregate number of shares of Common Stock for which grants under this Plan may be made to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 2,625,000 shares of Common Stock. The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3              Award Agreements. Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4              Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5              Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery to the extent required to avoid adverse accounting treatment. Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

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5.6              Definition of Fair Market Value. For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is no longer listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7              Transfer Restrictions.

5.7.1        Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2        Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3        Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)                transfers to the Corporation,

(b)               the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)                subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

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(d)               subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)                the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8              International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9              Vesting. Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-third of the total number of shares subject to the award on each of the first, second and third anniversaries of the date of grant.

6.                  EFFECT OF SEPARATION FROM SERVICE ON AWARDS

6.1              Separation from Service.

6.1.1        The Administrator shall establish the effect of a separation from service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of separation and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2        For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose separation from service is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s separation from service for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a separation from service, including, but not by way of limitation, the question of whether a leave of absence constitutes a separation from service and whether a participant’s separation from service is for “cause.”

“Cause” shall be defined as that term is defined in the participant’s offer letter or other applicable employment or service agreement; or, if there is no such definition, “Cause” shall be defined as that term is defined in the applicable award agreement; or, if there is no such definition, “Cause” shall mean:

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(i)                 conviction of a felony or a crime involving fraud or moral turpitude; or

(ii)               theft, material act of dishonesty or fraud, intentional falsification of any employment or Corporation records, or commission of any criminal act which impairs participant’s ability to perform appropriate duties for the Corporation; or

(iii)             intentional or reckless conduct or gross negligence materially harmful to the Corporation or the successor to the Corporation after a Change in Control , including violation of a non-competition or confidentiality agreement; or

(iv)             willful failure to follow lawful instructions of the person or body to which participant reports; or

(v)               gross negligence or willful misconduct in the performance of participant’s assigned duties. Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

Further, the participant shall be deemed to have separated for Cause if, after the participant’s separation from service, facts and circumstances arising during the course of the participant’s service with the Corporation are discovered that would have constituted a separation for Cause.

Further, all rights a participant has or may have under this Plan shall be suspended automatically during the pendency of any investigation by the Board or its designee or during any negotiations between the Board or its designee and the participant regarding any actual or alleged act or omission by the participant of the type described in the applicable definition of “Cause.”

6.1.3        For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of separations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares. Similar rules shall apply in respect of RSUs.

6.1.4        Without limitation of the foregoing, unless specifically provided to the contrary in an award agreement, upon notification of separation from service for Cause, any outstanding award held by a participant under this Plan, whether vested or unvested, shall terminate immediately, such award shall be forfeited and the participant shall have no further rights thereunder.

6.2              Events Not Deemed Separations from Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the service relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

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6.3              Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a separation from service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.                  ADJUSTMENTS; ACCELERATION

7.1              Adjustments. Upon or in contemplation of any of the following events described in this Section 7.1,: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2              Change in Control. Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary separation from service occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i)                 a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

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(ii)               the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii)             the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv)             a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Corporation or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportion as their ownership of stock of the Corporation.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a Person must acquire more than 50% of the outstanding voting securities of the Corporation for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

7.3              Early Termination of Awards. Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than 10 days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

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The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4              Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of this Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5              Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code, the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.                  OTHER PROVISIONS

8.1              Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2              Future Awards/Other Rights. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3              No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

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8.4              Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5              Tax Withholding. Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)                require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)               deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6              Effective Date, Termination and Suspension, Amendments.

8.6.1        Effective Date and Termination. This Plan was originally approved by the Board and originally became effective on January 15, 2014. The Board subsequently approved an amendment and restatement of this Plan effective on August 7, 2015. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on August 7, 2025. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

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8.6.2        Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3        Stockholder Approval. To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4        Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5        Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7              Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8              Governing Law; Construction; Severability.

8.8.1        Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware.

8.8.2        Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3        Plan Construction.

(a)                Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)               Section 162(m). Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

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(c)                Code Section 409A Compliance. The Board intends that, except as may be otherwise determined by the Administrator, any awards under this Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of this Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of this Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Corporation nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Corporation nor the Administrator will have any liability to any participant for such tax or penalty.

(d)               No Guarantee of Favorable Tax Treatment. Although the Corporation intends that awards under this Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Corporation does not warrant that any award under this Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Corporation shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under this Plan.

8.9              Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10          Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

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8.11          Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12          No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13          Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14          Prohibition on Repricing. Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (a) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (b) change the manner of determining the exercise price so that the exercise price is less than the Fair Market Value per share of Common Stock.

8.15          Clawback. All awards under this Plan and any amounts or benefits received under this Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms or conditions of any applicable Corporation clawback policy or any applicable law, as may be in effect from time to time, including the requirements of (a) Section 304 of the Sarbanes Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, (b) similar rules under the laws of any other jurisdiction and (c) any policies adopted by the Corporation to implement such requirements. By accepting an award under this Plan, a participant shall be deemed to have acknowledged and consented to the Corporation’s application, implementation and enforcement of any applicable Corporation clawback policy that may apply to the participant, whether adopted prior to or following the award’s date of grant, and any provision of applicable law relating to cancellation, recoupment, rescission or payback of compensation, and to have agreed that the Corporation may take such actions as may be necessary to effectuate any such policy or applicable law, without further consideration or action.

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8.16          Breach of Restrictive Covenants. Except as otherwise provided by the Administrator, notwithstanding any provision of this Plan to the contrary, if the participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant set forth in an award agreement or any other agreement between the participant and the Corporation or a Subsidiary, whether during or after the participant’s separation from service, in addition to any other penalties or restrictions that may apply under any such agreement, state law or otherwise, the participant shall forfeit or pay to the Corporation:

(a)                Any and all outstanding awards granted to the participant under this Plan, including awards that have become vested or exercisable;

(b)               Any shares held by the participant in connection with this Plan that were acquired by the participant after the participant’s separation from service and within the 12-month period immediately preceding the participant’s separation from service;

(c)                The profit realized by the participant from the exercise of any stock options and SARs that the participant exercised after the participant’s separation from service and within the 12-month period immediately preceding the participant’s separation from service, which profit is the difference between the exercise price of the stock option or SAR and the Fair Market Value of any shares or cash acquired by the participant upon exercise of such stock option or SAR; and

(d)               The profit realized by the participant from the sale, or other disposition for consideration, of any shares received by the participant in connection with this Plan after the participant’s separation from service and within the 12-month period immediately preceding the participant’s separation from service and where such sale or disposition occurs in such similar time period.

As adopted by the Board of Directors of WPCS International Incorporated on August 7, 2015 and [approved] at the annual meeting of the stockholders on September 29, 2015.

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WPCS INTERNATIONAL INCORPORATED
521 Railroad Avenue
Suisun City, CA 94585

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	__________________

Nominees

01 Sebastian Giordano   02 Charles Benton   03 Norm Dumbroff   04 Edward Gildea

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000254823_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

WPCS INTERNATIONAL INCORPORATED

PROXY FOR ANNUAL MEETING TO BE HELD ON SEPTEMBER 29, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints SEBASTIAN GIORDANO and CHARLES BENTON and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on September 29, 2015, at 9:30 a.m., local time, at the offices of K&L Gates LLP at 599 Lexington Avenue, 32nd Floor, New York, New York 10022 or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

Continued and to be signed on reverse side

0000254823_2 R1.0.0.51160